UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

NISSAN AUTO LEASE TRUST 2025-B

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0002071585

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the Series Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE COMPANY LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-282606-03	39-6876903
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement

On July 23, 2025, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Company LLC (“NMAC”) entered into an Underwriting Agreement, dated as of July 22, 2025 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2025-B (the “Issuing Entity”) in the following classes: Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,000,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (File No. 333-282606). It is anticipated that the Notes will be issued on or about July 29, 2025 (the “Closing Date”).

NILT LLC will create a separate series of limited liability company interest (the “2025-B Series”) in Nissan-Infiniti LT LLC, a Delaware limited liability company (“Nissan-Infiniti LT”) pursuant to the Limited Liability Company Agreement of Nissan-Infiniti LT, dated as of April 1, 2021, between NMAC, as servicer, NILT LLC, as member, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as titling company registrar, as it will be supplemented on the Closing Date by a 2025-B Series Supplement (the “2025-B Series Supplement”). Pursuant to the 2025-B Series Supplement, NILT LLC will direct Nissan-Infiniti LT to identify and allocate to the 2025-B Series certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “2025-B Series Assets”).

Also on the Closing Date, NMAC, as servicer, NILT LLC, as member, and Nissan-Infiniti LT will enter into a 2025-B Series Servicing Supplement, dated as of the Closing Date (the “2025-B Series Servicing Supplement”) and supplementing the Amended and Restated Servicing Agreement, dated as of April 1, 2021, to provide for the servicing obligations of the 2025-B Series Assets. In connection with the creation of the 2025-B Series, Nissan-Infiniti LT will issue to NILT LLC a certificate evidencing a 100 percent interest in the 2025-B Series (the “2025-B Series Certificate”). On the Closing Date, NILT LLC will sell the 2025-B Series Certificate to NALL II pursuant to a Series Certificate Sale Agreement by and between NILT LLC, as transferor, and NALL II, as transferee. NALL II will further sell the 2025-B Series Certificate to the Issuing Entity pursuant to a Series Certificate Transfer Agreement by and between NALL II, as transferor, and the Issuing Entity, as transferee.

The Issuing Entity was created pursuant to a Trust Agreement, dated as of June 2, 2025, as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, National Association (“WTNA”), as owner trustee (the “Owner Trustee”).

On the Closing Date, the Issuing Entity will cause the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of the Notes. The Issuing Entity, NMAC, as trust administrator, and U.S. Bank, as Indenture Trustee, will enter into that certain Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes.

On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into that certain Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Leases and the Leased Vehicles. Also on the Closing Date, the Issuing Entity, NMAC, as the servicer, the Indenture Trustee, as the secured party, and U.S. Bank National Association, as intermediary (the “Securities Intermediary”), will enter into that certain Securities Account Control Agreement, to be dated as of the Closing Date (the “Securities Account Control Agreement”) pursuant to which the Securities Intermediary will maintain certain accounts. The Notes will be sold to Citigroup Global Markets Inc., as the representative of several underwriters (the “Underwriters”), pursuant to the Underwriting Agreement. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3, as amended (Commission File No. 333-282606).

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of 2025-B Series Supplement, as Exhibit 10.2 is the form of 2025-B Series Servicing Supplement, as Exhibit 10.3 is the form of Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.4 is the form of Administration Agreement, as Exhibit 10.5 is the form of Series Certificate Transfer Agreement, as Exhibit 10.6 is the form of Series Certificate Sale Agreement, as Exhibit 10.7 is the form of Asset Representations Review Agreement and as Exhibit 10.8 is the form of Securities Account Control Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 23, 2025 by and among NALL II, NMAC and Citigroup Global Markets Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of July 29, 2025, by and between the Issuing Entity, as issuer, U.S. Bank, as Indenture Trustee.

Exhibit 10.1	2025-B Series Supplement, to be dated as of July 29, 2025, by NILT LLC, as member.

Exhibit 10.2	2025-B Series Servicing Supplement, to be dated as of July 29, 2025, by and among Nissan-Infiniti LT, as titling company, NILT LLC, as member, and NMAC, as servicer.

Exhibit 10.3	Amended and Restated Trust Agreement for the Issuing Entity, to be dated as of July 29, 2025, by and between NALL II, as transferor, and WTNA, as Owner Trustee.

Exhibit 10.4	Administration Agreement, to be dated as of July 29, 2025, by and among the Issuing Entity, NMAC, as trust administrator, and U.S. Bank, as Indenture Trustee.

Exhibit 10.5	Series Certificate Transfer Agreement, to be dated as of July 29, 2025, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

Exhibit 10.6	Series Certificate Sale Agreement, to be dated as of July 29, 2025, by and between NILT LLC, as transferor, and NALL II, as transferee.

Exhibit 10.7	Asset Representations Review Agreement, to be dated as of July 29, 2025, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.8	Securities Account Control Agreement, to be dated as of July 29, 2025, by and among the Issuing Entity, NMAC, as servicer, U.S. Bank, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-back securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2025	NISSAN AUTO LEASING LLC II

	By:	/s/ Nathan Debernardi
	Name:	Nathan Debernardi
	Title:	Assistant Treasurer